SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 2007

                             Oritani Financial Corp.
                            ------------------------
             (Exact name of registrant as specified in its charter)

        United States                001-33223                   22-3617996
----------------------------   ---------------------        ------------------
(State or other jurisdiction    (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)



370 Pascack Road, Township of Washington, NJ                       07676
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  (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (201) 664-5400


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))




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Item 2.02.    Results of Operations and Financial Condition.

     On April 30, 2007, Oritani Financial Corp. (the "Company") reported earnings for the quarter ended March 31, 2007. A press release dated April 30, 2007, giving details associated with the Company's earnings is attached as
Exhibit 99 to this report. The information included in Exhibit 99.1 is considered to be "furnished" under the Securities Exchange Act of 1934.

Item 9.01.    Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired. Not Applicable.

(b)  Pro Forma Financial Information. Not Applicable.

(c)  Shell Company Transactions. Not Applicable.

(d)  Exhibits.

                  Exhibit No.             Description
                 ------------            -------------
                         99.1             Press release dated April 30, 2007


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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              ORITANI FINANCIAL CORP.


DATE:  May 2, 2007            By:  /s/ Kevin J. Lynch
                                   --------------------------------------------
                                   Kevin J. Lynch
                                   President and Chief Executive Officer






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